UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

TBS INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	000-51368	98-0225954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Commerce Building

Chancery Lane

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices)

(441) 295-9230

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

This Current Report on Form 8-K includes as an exhibit a consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm, related to the incorporation by reference into our Registration Statements on Form S-3 (No. 333-144206) and Form S-8 (Nos. 333-137517 and 333-137518) of its report dated March 14, 2008, relating to the financial statements and the effectiveness of internal control over financial reporting, which is included in our 2007 report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL LIMITED

Date: May 12, 2008	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer